EXHIBIT 99.2



                              In re: Fn Estate, Inc.
                                    Debtors.

                                Case No. 03-23143

                           Reporting Period: May, 2004


            Privileged and Confidential Information may be Included

                                                    UNITED STATES BANKRUPTCY COURT
                                                   EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                                                                             Case No. 03-23143
Debtors.                                                                                                 Reporting Period: May, 2004

                                                      FN Estate, Inc.
                                                 MONTHLY OPERATING REPORT
                                                   ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------

                  FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER END OF MONTH

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                                             FORM NO.            ATTACHED      ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS                                  MOR - 1                  X
------------------------------------------------------------------------------------------------------------------------------------
           Bank Reconciliation (or copies of debtor's bank reconciliations)  MOR-1(CON'T)             X
------------------------------------------------------------------------------------------------------------------------------------
           Copies of Bank Statements                                                                  X
------------------------------------------------------------------------------------------------------------------------------------
           Cash disbursements journals                                                                X
------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                                      MOR - 2                  X
------------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET                                                                MOR - 3                  X
------------------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                 MOR - 4                  X
------------------------------------------------------------------------------------------------------------------------------------
           Copies of IRS Form 6123 or payment receipt
------------------------------------------------------------------------------------------------------------------------------------
           Copies of tax returns filed during reporting period                                        X
------------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF UNPAID POST PETITION DEBTS                                        MOR - 4                  X
------------------------------------------------------------------------------------------------------------------------------------
           Listing of aged accounts payable                                                           X
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING                                 MOR - 5                  X
------------------------------------------------------------------------------------------------------------------------------------
DEBTOR QUESTIONNAIRE                                                         MOR - 5                  X
------------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

---------------------------------------------------------------------------                           ------------------------------
Signature of Debtor                                                                                   Date

---------------------------------------------------------------------------                           ------------------------------
Signature of Joint Debtor                                                                             Date

/s/ R. Barry Borden                                                                                   Aug 18, 2004
---------------------------------------------------------------------------                           ------------------------------
Signature of Authorized Individual*                                                                   Date

R. Barry Borden                                                                                       Chairman and President
---------------------------------------------------------------------------                           ------------------------------
Printed Name of Authorized Individual                                                                 Title of Authorized Individual


                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                             Reporting Period: May, 2004


                                  FN Estate, Inc.
                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                     CURRENT        CUMULATIVE
                                                      MONTH       FILING TO DATE
                                                      ACTUAL          ACTUAL
--------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH *                     $   3,341,033     $    938,508
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RECEIPTS:
--------------------------------------------------------------------------------
Collection of Accounts Receivable                      29,184       11,771,305
--------------------------------------------------------------------------------
Asset Sale Proceeds                                        --        5,905,707
--------------------------------------------------------------------------------
Other                                                 379,882        5,961,658
--------------------------------------------------------------------------------
   TOTAL RECEIPTS                                     409,066       23,638,671
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISBURSEMENTS:
--------------------------------------------------------------------------------
Payroll and Related Benefits                               66        5,523,466
--------------------------------------------------------------------------------
Travel and Entertainment                                  933           81,029
--------------------------------------------------------------------------------
Insurance                                              28,725          215,780
--------------------------------------------------------------------------------
Utilities                                                  --        9,633,543
--------------------------------------------------------------------------------
Occupancy                                                  --          705,021
--------------------------------------------------------------------------------
Other                                                  (1,870)             537
--------------------------------------------------------------------------------
G&A                                                   615,356        5,310,914
--------------------------------------------------------------------------------
   TOTAL DISBURSEMENTS                                643,210       21,470,290
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   NET CASH FLOW                                     (234,144)       2,168,381
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH - END OF MONTH                             $   3,106,889     $  3,106,889
--------------------------------------------------------------------------------

* Ending Cash includes $314,568 of restricted cash related to Applied Theory Estate, (HSBC account).

                     THE FOLLOWING SECTION MUST BE COMPLETED

--------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
(FROM CURRENT MONTH COLUMN)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                               $    643,210
--------------------------------------------------------------------------------
Less: Transfers to Debtor In Possession Accounts
--------------------------------------------------------------------------------
Plus: Estate Disbursements Made by Outside
      Sources (i.e. from escrow accounts)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE
QUARTERLY FEES                                                    $    643,210
--------------------------------------------------------------------------------

                                             UNITED STATES BANKRUPTCY COURT
                                            EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                                                                             Case No. 03-23143
Debtors.                                                                                                 Reporting Period: May, 2004

                                                      FN Estate, Inc.
                                                   BANK RECONCILIATION
                                                  ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------
                                                           BANK ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                   WACHOVIA         WACHOVIA
                   OPERATING        CREDIT     SILICON                     CORP                      PETTY
                   DIP              CARD       VALLEY       HSBC *         DEBIT        HUDSON       CASH         TOTAL
                   -----------------------------------------------------------------------------------------------------------------
BALANCE
 PER BOOKS         $ 2,773,137.55   $     --   $ 2,499.46   $ 314,567.85   $ 1,071.96   $15,096.20   $   515.59   $ 3,106,888.61

BANK BALANCE       $ 2,891,340.72              $ 2,499.46   $ 314,567.85   $ 1,071.96   $15,096.20   $   515.59   $ 3,225,091.78
 Plus:
  Deposits
  In Transit                                                                                                                  --
 Less: Outstanding
  Checks              (118,203.17)                                                                                   (118,203.17)
 Other: Adjustment                                                                                                            --
                   -----------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS  $ 2,773,137.55   $     --   $ 2,499.46   $ 314,567.85   $ 1,071.96   $15,096.20   $   515.59   $ 3,106,888.61
                   =================================================================================================================

* Bank Account HSBC represents Restricted cash related to Applied Theory Estate.

EXPLANATIONS:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

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                                                             Page 4 of 8

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                         Case No. 03-23143
Debtors.                                             Reporting Period: May, 2004

                                  FN Estate, Inc.
                             STATEMENT OF OPERATIONS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                                    CUMULATIVE
                                                        MAY       FILING TO DATE
--------------------------------------------------------------------------------

Net Revenues                                       $    101,905    $ 14,842,177
Cost of Sales                                            90,804      10,871,500
                                                   -----------------------------
  GROSS MARGIN                                     $     11,102    $  3,970,677

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES:
  Marketing & Selling Expenses                     $         --    $    932,600
  G&A Payroll Expenses                                   64,785       3,809,754
  Occupancy Expenses                                     15,678         397,572
  Bankruptcy Expenses                                   171,515       2,661,878
  General and Administrative Expenses                    19,169       3,634,053
  Depreciation and Amortization                              --       2,594,695
                                                   -----------------------------
     TOTAL SG&A EXPENSES                           $    271,147    $ 14,030,552
                                                   -----------------------------
  OPERATING INCOME (LOSS)                          $   (260,046)   $(10,059,875)

OTHER INCOME (EXPENSE):
  Interest Expense                                 $         --    $ (3,720,371)
  Interest Income                                         2,098          26,814)
  Other                                                   8,442       6,480,598
  Impairment/Restructuring Charges                           --      17,053,482
                                                   -----------------------------
TOTAL OTHER INCOME (EXPENSE)                       $     10,540    $(14,266,441)

                                                   -----------------------------
NET INCOME INCLUDING REORGANIZATION ITEMS          $   (249,505)   $(24,326,316)
================================================================================

REORGANIZATION ITEMS:
Professional Fees                                  $    171,515    $  2,650,628
U.S. Trustee Quarterly Fee                                   --          11,250
Interest Earned on Accumulated Cash from Ch. 11              --              --
Gain (Loss) From Sale of Equipment                           --              --
Gain on pre-petition real estate valuation                   --              --
                                                   -----------------------------
TOTAL REORGANIZATION ITEMS                         $    171,515    $  2,661,878

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                             Reporting Period: May, 2004

                                  FN Estate, Inc.
                                  BALANCE SHEET
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                   OF CURRENT
ASSETS                                                          REPORTING MONTH
--------------------------------------------------------------------------------
CURRENT ASSETS
  Cash & Cash Equivalents                                          $  2,792,321
  Restricted Cash                                                       314,568

  Accounts Receivable                                                 3,933,022
  Less: Allowance for doubtful accounts                               2,570,059
                                                                   -------------
    NET ACCOUNTS RECEIVABLE                                           1,362,963

  Prepaid and Other Current Assets                                      305,908

  Notes and Other Receivables - US Lec                                1,372,148

  Property and Equipment, net                                            16,483
  Other Assets                                                        1,184,809
                                                                   -------------
    TOTAL ASSETS                                                   $  7,349,200
================================================================================

--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                   OF CURRENT
LIABILITIES & STOCKHOLDERS' EQUITY                               REPORTING MONTH
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE:
  Accounts Payable                                                 $    457,226
  Other Accrued Liabilities                                           3,411,770
  Deferred Revenue                                                      698,711
                                                                   -------------
                                                                      4,567,706

  Other Liabilities                                                      13,662
                                                                   -------------
    TOTAL POSTPETITION LIABILITIES                                    4,581,368

    DUE TO RELATED COMPANIES                                         12,088,214

LIABILITIES SUBJECT TO COMPROMISE:
  Secured Debt                                                           84,116
  Priority Debt                                                         279,800
  Unsecured Debt                                                     15,929,035
                                                                   -------------
    TOTAL PRE-PETITION LIABILITIES                                   16,292,951

STOCKHOLDERS' EQUITY:
  Common and Preferred Stock                                         78,434,584
  Note Receivable                                                       (75,880)
  Accumulated deficit                                              (102,544,786)
  Treasury Cost                                                      (1,427,252)
                                                                   -------------
    TOTAL SHAREHOLDERS EQUITY                                       (25,613,334)

                                                                   -------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                           $  7,349,200
================================================================================

                                      UNITED STATES BANKRUPTCY COURT
                                     EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                                                    Case No. 03-23143
Debtors.                                                                        Reporting Period: May, 2004

                                            FN Estate, Inc.
                                    STATUS OF POSTPETITION TAXES
                                         ($ IN REAL NUMBERS)

-----------------------------------------------------------------------------------------------------------
                          BEGINNING    AMOUNT
                             TAX      WITHHELD        AMOUNT                         CHECK NO.   ENDING TAX
                          LIABILITY  OR ACCRUED        PAID          DATE PAID        OR EFT      LIABILITY
-----------------------------------------------------------------------------------------------------------
FEDERAL
===========================================================================================================
Withholding               $      --   $  8,084.92  $   8,084.92  5/03 & 5/20/04    EFT-ADP      $       --
-----------------------------------------------------------------------------------------------------------
FICA - Employee                  --      2,308.22      2,308.22  5/03 & 5/20/04    EFT-ADP              --
-----------------------------------------------------------------------------------------------------------
FICA - Employer            3,714.90      3,369.51      2,308.20  5/03 & 5/20/04    EFT-ADP        4,776.21
-----------------------------------------------------------------------------------------------------------
Unemployment                   7.69          6.14         13.83  5/03 & 5/20/04    EFT-ADP              --
-----------------------------------------------------------------------------------------------------------
Income                           --                                                                     --
-----------------------------------------------------------------------------------------------------------
Other                            --                                                                     --
-----------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES   $ 3,722.59   $ 13,768.79  $  12,715.17                                 $ 4,776.21
===========================================================================================================
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------
Withholding              $  (282.64)  $  2,049.66  $   2,049.66  5/03 & 5/20/04      EFT        $  (282.64)
-----------------------------------------------------------------------------------------------------------
Sales                       (232.88)           --            --                                    (232.88)
-----------------------------------------------------------------------------------------------------------
Excise                           --                                                                     --
-----------------------------------------------------------------------------------------------------------
Unemployment and Disability   94.56        211.50        218.88  5/03 & 5/20/04      EFT             87.18
-----------------------------------------------------------------------------------------------------------
Real Property                    --                                                                     --
-----------------------------------------------------------------------------------------------------------
Personal Property                --                                                                     --
-----------------------------------------------------------------------------------------------------------
Other: OPT                    10.00            --            --                                      10.00
-----------------------------------------------------------------------------------------------------------
       State Corp                --                                                                     --
-----------------------------------------------------------------------------------------------------------
       Local                     --                                                                     --
-----------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL $  (410.96)  $  2,261.16  $   2,268.54                                 $  (418.34)
-----------------------------------------------------------------------------------------------------------
TOTAL TAXES              $ 3,311.63   $ 16,029.95  $  14,983.71                                 $ 4,357.87
===========================================================================================================

                                          SUMMARY OF UNPAID POST PETITION DEBTS
                                                   ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF DAYS PAST DUE
                                              ----------------------------------------------------
                                                   0-30         31-60        61-90      OVER 90      TOTAL
---------------------------------------------------------------------------------------------------------------

Accounts Payable                              $195,374.15  $  54,132.02  $ 99,288.17  $ 43,585.86  $392,380.20
---------------------------------------------------------------------------------------------------------------
Wages Payable                                   65,590.87                                            65,590.87
---------------------------------------------------------------------------------------------------------------
Taxes Payable                                    4,357.84                                             4,357.84
---------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                             350.00            --           --     3,137.96     3,487.96
---------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                --            --           --    45,647.92    45,647.92
---------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                   --
---------------------------------------------------------------------------------------------------------------
Professional Fees                                                    --           --    15,709.67    15,709.67
---------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders *                                                                                   --
---------------------------------------------------------------------------------------------------------------
Other:                                                                                                      --
---------------------------------------------------------------------------------------------------------------
Other:                                                                                                      --
---------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                      $265,672.86   $  54,132.02  $99,288.17  $108,081.41  $527,174.46
===============================================================================================================
* "INSIDER" IS DEFINED IN 11 U.S.C. SECTION 101(31)

Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

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                                          Page 7 of 8

                                                  UNITED STATES BANKRUPTCY COURT
                                                EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                         Case No. 03-23143
Debtors.                                             Reporting Period: May, 2004

                                  FN Estate, Inc.
                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                     AMOUNT
------------------------------------------------------------------  ------------
Total Accounts Receivable at the beginning of the reporting period  $ 3,911,577
+ Amounts billed during the period                                       39,388
- Amounts collected during the period                                   (17,982)
+ Adjustments (Credit Memos, Debit Memos, journal entries)                   39
+ Other Adjustments                                                          --
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD        $ 3,933,022
================================================================================

------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE AGING                                              AMOUNT
------------------------------------------------------------------  ------------
0 - 30 days old                                                     $   121,603
31 - 60 days old                                                         96,829
61 - 90 days old                                                        167,580
91+ days old                                                          3,547,011
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE                                             3,933,022
Amount considered uncollectable (Bad Debt)                           (2,570,059)
------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE (NET) (EXCLUDING ACCRUALS)                      $ 1,362,963
================================================================================



                              DEBTOR QUESTIONNAIRE

Please provide an explanation below for any yes answers.
--------------------------------------------------------------------------------
    MUST BE COMPLETED EACH MONTH                                     YES     NO
-------------------------------------------------------             -----  -----
1.  Have any assets been sold or transferred
    outside the normal course of business this
    reporting period?                                                        X
-------------------------------------------------------             -----  -----
2.  Have any funds been disbursed from any
    account other than a debtor in possession
    accounts this reporting period?                                          X
-------------------------------------------------------             -----  -----
3.  Have any prepetition taxes been paid
    during the reporting period?                                             X
-------------------------------------------------------             -----  -----
4.  Have all postpetition tax returns been
    timely filed?                                                     X
-------------------------------------------------------             -----  -----
5.  Are any postpetition real estate taxes
    past due?                                                                X
-------------------------------------------------------             -----  -----
6.  Are any postpetition state or federal
    income taxes past due?                                                   X
-------------------------------------------------------             -----  -----
7.  Are any postpetition payroll taxes past due?                             X
-------------------------------------------------------             -----  -----
8.  Are any other postpetition taxes past due?                               X
-------------------------------------------------------             -----  -----
9.  Are any amounts owed to postpetition
    creditors past due?                                                      X
-------------------------------------------------------             -----  -----
10. Have any postpetition loans been received
    by the debtor from any party?                                            X
-------------------------------------------------------             -----  -----
11. Have any payments been made on prepetition
    liabilities this reporting period?                                       X
-------------------------------------------------------             -----  -----
12. Are any wage payments past due?                                          X
-------------------------------------------------------             -----  -----
13. Are any postpetition receivable (accounts,
    notes, or loans) due from related parties?                               X
-------------------------------------------------------             -----  -----

EXPLANATIONS:
--------------------------------------------------------------------------------
1. Assets were sold in transactions approved by the Bankruptcy Court.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   Page 8 of 8